UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 5, 2005

                     Imperial Petroleum Recovery Corporation
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

        000-21169                                        76-0529110
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                     1970 S. Starpoint, Houston, Texas 77032
          (Address of principal executive offices, including zip code)

                                 (281) 821-1110
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Other Events, Financial Statements and Exhibits


Item 8.01   Other Events
            ------------

Houston, Texas - Imperial Petroleum Recovery Corporation (IPRC) announces it has filed Forms 10-KSB for Fiscal Years 2004 and 2003 with the Securities and Exchange Commission.




Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (a)
Financial Statements - not applicable

     (b)
Proforma Financial Information - not applicable

     (c)
Exhibits
99.1  Press release on filing of Form 10KSB


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


IMPERIAL PETROLEUM RECOVERY CORPORATION


Dated: December 5, 2005
By:/s/ Alan B. Springer
   --------------------
Alan B. Springer
Chief Executive Officer



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